UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2016

Colony Starwood Homes

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36163 (Commission File Number)	80-6260391 (IRS Employer Identification No.)

8665 East Hartford Drive Scottsdale, AZ (Address of principal	85255 (Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(480) 362-9760

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Colony Starwood Homes (formerly known as Starwood Waypoint Residential Trust), a Maryland real estate investment trust (the “Company”), to amend its Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission on January 8, 2016 in connection with the consummation on January 5, 2016 of the transactions contemplated by (1) that certain Agreement and Plan of Merger, dated as of September 21, 2015, by and among the Company and Colony American Homes, Inc., a Maryland corporation (“CAH”), CAH Operating Partnership, L.P., a Delaware Limited Partnership, and the parties identified therein as the Company Stockholders, the Company Unitholders and the Company Investors and (2) that certain Contribution Agreement, dated as of September 21, 2015, as amended, among the Company, Starwood Capital Group Global, L.P., Starwood Waypoint Residential Partnership, L.P. (now known as Colony Starwood Homes Partnership, L.P.) and SWAY Management LLC.

The Company is filing this Amendment solely to provide the financial statements and unaudited pro forma financial information referred to in Item 9.01(a) and (b) below. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Prior 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

The audited consolidated financial statements of CAH as of December 31, 2015 and 2014 and for each of the years ended December 31, 2015, 2014 and 2013 filed herewith and attached hereto as Exhibit 99.1 are incorporated by reference.

(b)  Pro Forma Financial Information

The unaudited pro forma combined financial statements of the Company as of and for the year ended December 31, 2015 filed herewith and attached hereto as Exhibit 99.2 are incorporated herein by reference.

(d)  Exhibits

23.1	Consent of Ernst & Young LLP.
99.1	The audited consolidated financial statements of Colony American Homes, Inc. as of December 31, 2015 and 2014 and for each of the years ended December 31, 2015, 2014 and 2013.
99.2	The unaudited pro forma combined financial statements of Colony Starwood Homes as of and for the year ended December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY STARWOOD HOMES
Dated: March 22, 2016	By:	/s/ Arik Prawer
	Name:	Arik Prawer
	Title:	Chief Financial Officer

Exhibit Index

23.1	Consent of Ernst & Young LLP.

99.1	The audited consolidated financial statements of Colony American Homes, Inc. as of December 31, 2015 and 2014 and for each of the years ended December 31, 2015, 2014 and 2013.
99.2	Unaudited pro forma combined consolidated financial statements of Colony Starwood Homes as of and for the year ended December 31, 2015.